SHARE EXCHANGE AGREEMENT

     THIS AGREEMENT made effective as at the 31st day of August, 1994.

AMONG:

          TALGARTH LIMITED, a body corporate under the laws of Guernsey, Channel Islands, of P.O. Box 175, Frances House, Sir William Place, St. Peter Port, Guernsey, Channel Islands, GY1 4HQ (hereafter "Talgarth")

                                                               OF THE FIRST PART

                                     - and -

          EDGEWELL LIMITED, a body corporate under the laws of Guernsey, Channel Islands of P.O. Box 175, Frances House, Sir William Place, St. Peter Port, Guernsey, Channel Islands, CYI 4HQ (hereafter "Edgewell")

                                                              OF THE SECOND PART

          (Talgarth and Edgewell are collectively referred to as the "Classic Shareholders")

                                     - and -

          CLASSIC PORTRAITS AND DESIGN LTD. a body corporate incorporated under the laws of Alberta, of 104 - 10315 - 109 Street, Edmonton, Alberta (hereafter "Classic")

                                                               OF THE THIRD PART

                                     - and -

          BROCKER INVESTMENTS LTD., a body corporate incorporated under the laws of Alberta of 1410, 1122 - 4th Street S.W., Calgary, Alberta, T2R 1M1 (hereafter "Brocker")

                                                              OF THE FOURTH PART

WITNESSES THAT:

     WHEREAS:

     A. The Classic Shareholders own the Classic Shares as set out in schedule "A";

     B. The Classic Shareholders and Brocker wish to effect the exchange of the Classic Shares for the Brocker Shares, upon the terms and conditions hereinafter set forth; and

     D. This Agreement is intended to be approved by the shareholders of Brocker as the "Major Transaction" of Brocker within the meaning of Policy 4.11 of the Alberta Securities Commission and Circular No. 7 of the Alberta Stock Exchange.

     NOW THEREFORE the parties hereto agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1  Definitions

     In this Agreement and the recitals hereto, the following words and phrases have the following respective meanings:

     a.   "Brocker" means Brocker Investments Ltd.;

     b. "Brocker Shares" means fully paid and non-assessable common shares in the capital of Brocker to be issued to the Classic Shareholders as set out in Schedule "A" attached hereto;

     c. "Brocker Financial Statements" means the audited financial statements of Brocker for the fiscal period ended November 25, 1993 attached and forming part of the prospectus of Brocker dated March 4, 1994;

     d. "Circular No. 7" means Circular No. 7 of The Alberta Stock Exchange, as amended from time to time;

     e. "Closing" means the completion of all transactions and matters under this Agreement to occur on or before the Closing Time;

     f. "Closing Time" means 10:00 a.m. on the second business day after the approval of this Agreement as a Major Transaction in the manner required by Policy 4.11 and Circular No. 7;

     g.   "Edgewell" means Edgewell Limited;

     h.   "Effective Date" means the date of Closing;

     1. "Escrow Agreement" means the form of escrow agreement set out in Schedule "C" attached hereto;

     j.   "Classic" means Classic Portraits and Design Ltd.;

     k. "Classic Financial Statements" means the audited financial statements of Classic for the fiscal period ended July 31, 1994 attached hereto as Schedule "B";

     l. "Classic Shares" means the common shares in the capital of Classic to be transferred to Brocker under this Agreement as set out in Schedule "A" attached hereto;

     m.   "Classic Shareholders" means Talgarth and Edgewell;

     n. "Policy 4.11" means Policy 4.11 of the Alberta Securities Commission as amended from time to time;

     o.   "Talgarth" means Talgath Limited; and

     p. "Valuation" means Brocker Investments Ltd. Valuation of all the Issued and Outstanding Shares of Classic Portraits and Design Ltd., prepared by Acumen Management Consultants and dated June, 1994.

                                    ARTICLE 2
                              AGREEMENT TO EXCHANGE

2.1  Classic Shares

     The Classic Shareholders hereby agree to sell the Classic Shares to Brocker in consideration of the issuance by Brocker to the Classic Shareholders of the Brocker Shares.

2.2  Brocker Shares

     Brocker hereby agrees to issue the Brocker Shares to the Classic Shareholders for the Classic Shares as fully paid and non-assessable shares, in consideration of the transfer of the Classic Shares held by the Classic Shareholders. The parties hereto acknowledge and agree that the Brocker Shares shall be issued subject to substantially the escrow provisions contained in the form of Escrow Agreement attached hereto as Schedule "C".

2.3  Other Shares

     If and to the extent that the Classic Shareholders have any absolute, contingent, optional, pre-emptive or other right to acquire shares in the capital of Classic, the Classic Shareholders shall be conclusively deemed, as and from Closing, to have transferred the same to Brocker to the fullest extent permitted by law, and to otherwise hold the same in trust for and at the direction of Brocker.

                                    ARTICLE 3
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1  Representations and Warranties of the Classic Shareholders

     Effective both as at the date hereof and as at the Closing Time, the Classic Shareholders individually represent and warrant to Brocker that:

     a. the Classic Shareholders are each a resident of Guernsey, Channel Islands, for the purposes of the Income Tax Act (Canada), as amended, and are not a "Canadian" as defined in the Investment Canada Act (Canada), as amended;

     b. the Classic Shareholders are the sole, full and absolute legal and beneficial owner of the Classic Shares and the said Classic Shares are fully paid and non-assessable and free and clear of liens, charges, encumbrances, pledges, mortgages, hypothecations and adverse claims, of any and all nature whatsoever, including without limitation options and pre-emptive and other rights of acquisition, in favour of any person, firm or body corporate, whether conditional or absolute;

     c. the Classic Shareholders have the full right to vote all of the Classic Shares and in particular but without limitation such shares are not, and will not be immediately prior to Closing; be subject to any voting trust or similar arrangement; and

     d. the Classic Shareholders have the full authority and capacity required to enter into this Agreement and perform its obligations hereunder.

3.2  Representations and Warranties of Classic

     Effective both as at the date hereof and as at the Closing Time, Classic represents and warrants to Brocker that:

     a. Classic is duly incorporated and validly subsisting according to the laws of Alberta and is registered or qualified to carry on business in all jurisdictions where the nature of its assets or its business require such registration or qualification;

     b. the entry into and performance of this Agreement by Classic has been duly authorized by the Board of Directors of Classic;

     c. the entry into and performance of this Agreement by Classic will not result in the violation of any applicable law, the Articles of Incorporation or Articles of Amendment of Classic, any court or administrative judgment or order or any indenture or agreement which Classic is a party to or bound by, and Classic has full right and authority to enter into and perform this Agreement on the terms contained herein;

     d. Classic is a "private company" as defined in the Securities Act (Alberta), as amended, and is not a "distributing corporation" as defined in the Business Corporation Act (Alberta), as amended;

     e. The authorized capital of Classic is an unlimited number of Class "A", Class "B" and Class "C" common shares of which the only issued and outstandIng shares of Classic are as set out in Schedule "A";

     f. there are no outstanding securities of Classic which are convertible into shares of Classic and, there are no outstanding options or rights to subscribe for or receive the issuance of any shares in the capital of Classic;

     g. the minute book of Classic contains complete and accurate minutes of all meetings of the directors and shareholders of Classic held since its incorporation, all such meetings were duly called and held and all registers therein are complete and accurate;

     h. there have been no amendments made to the By-laws or Articles of Incorporation of Classic, and there are no resolutions, special resolutions or other proceedings pending for any further amendment, excepting a name change that was completed on December 31, 1993 by Articles of Amendment;

     i. the books and records of Classic fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles consistently applied, the financial position of Classic as at this date and will be accurate at Closing and all material financial transactions of Classic have been accurately recorded in such books and records;

     j. the Classic Financial Statements have been prepared in accordance with generally accepted accounting principles, and present fairly (i) the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Classic as at the date thereof, and (ii) the results of its operations during the periods covered by the Classic Financial Statements, and the financial position of Classic is now at least as good as that shown by or reflected in the Classic Financial Statements;

     k. since July 31, 1994 the business of Classic has been carried on in the usual and ordinary course and there has been no material adverse change in the affairs, business, prospects, operations or conditions of Classic, financial or otherwise, howsoever arising;

     l. except for (i) liabilities which are disclosed, reflected or adequately provided for in the Classic Financial Statements, or which need not be disclosed, reflected or adequately provided for in the Classic Financial Statements under generally accepted accounting principles, and (ii) liabilities incurred in the ordinary course of business after the date of the Classic Financial Statements, Classic has no absolute or contingent liabilities which are material to its affairs, business, prospects, operations or condition, financial or otherwise;

     m. Classic has duly and timely filed all tax returns required to be filed by it and has paid all taxes and assessments which are shown on such returns as due and payable by it and adequate provision has been made for taxes payable for the current period for which tax returns are not yet required to be filed;

     n. Since August 31, 1994 Classic has not (i) declared and paid or set aside for payment any dividend, whether in cash, shares or otherwise;
          (ii) reduced its stated capital in any manner or purchased, acquired, cancelled or redeemed, or agreed to purchase, acquire, cancel or redeem, any outstanding shares in its issued capital; or (iii) authorized or paid any bonus or similar payment to any employee, officer or director, and Classic is not presently indebted to any of its present or former shareholders, directors or officers in any material respect;

     o. except as specifically disclosed to Brocker in writing, there are no actions, suits or proceedings (whether or not purportedly on behalf of Classic), and having or reasonably capable of having a material adverse effect on Classic, outstanding, pending or threatened by or against or affecting Classic at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality;

     p. Classic has no wholly or partially owned subsidiary bodies corporate and no obligation to wholly or partially acquire the shares of any body corporate other than the wholly owned subsidiaries;

     q. all written data, information and reports supplied by or on behalf of Classic in connection with the Valuation is complete and accurate in all material respects;

     r. Classic is a Canadian resident for the purposes of the Income Tax Act (Canada), as amended, and is not a "Canadian" as defined in the Investment Canada Act (Canada), as amended;

     s. Classic holds all licenses, authorizations and permits required by law in relation to the business carried on by Classic and the business of Classic is in compliance with all applicable laws;

     t. Classic has no labour union agreement in effect or pending in relation to its operations; and

     u. Classic owns no real estate and is the lessee of the space at 104 - 10315 109 Street, Edmonton, Alberta, 9640 54 Avenue, Edmonton, Alberta, 106 - 6th Avenue S.W., Calgary, Alberta and 10525 Jasper Avenue, Edmonton, Alberta.

The  recourse  of  Brocker  for  any   inaccuracy   in  any  of  the   foregoing
representations and warranties is expressly limited and restricted to the indemnity provided for in Section 3.5.

3.3  Representations and Warranties of Brocker

     Effective both as at the date hereof and as at the Closing Time, Brocker represents and warrants to the Classic Shareholders that:

     a. Brocker is duly incorporated and validly subsisting and is registered or qualified to carry on business in all jurisdictions where the nature of its assets or its business require such registration or qualification;

     b. the entry into and performance of this Agreement by Brocker has been duly authorized by the directors of Brocker;

     c. the entry into and performance of this Agreement by Brocker will not result in the violation of any applicable law, the Articles of Incorporation of Brocker, any court or administrative judgment or order or any indenture or agreement which Brocker is a party to or bound by, and Brocker has full right and authority to enter into and perform this Agreement on the terms contained herein;

     d. Brocker is in all respects in good standing with and up to date in regard to all filings required by The Alberta Stock Exchange and Brocker is not in default of any requirements under the Securities Act (Alberta), as amended, or any regulations pursuant thereto;

     e. the authorized capital of Brocker is an unlimited number of common shares and an unlimited number of preferred shares of which, at the Closing Time, the following will be the only shares issued and outstanding:

          Class of Shares                             No. Issued
          ---------------                             ----------
          common shares                               4,583,000

     f. the common shares of Brockor are listed and posted for trading only on The Alberta Stock Exchange, and are not subject to any cease trading or trading suspension order;

     g. Brocker is, and has been since March 4, 1994 a "reporting issuer" in accordance with the Securities Act (Alberta), as amended, for the purposes of the transactions provided for in this Agreement;

     h. there are no outstanding securities of Brocker which are convertible into shares of Brocker and, except for the following, there are no outstanding options or rights to subscribe for or receive the issuance of any shares in the capital of Brocker:

NAME OF                   NUMBER OF COMMON      EXERCISE PRICE PER
OPTIONEE                  SHARES UNDER OPTION   COMMON SHARE         EXPIRY DATE
--------------------------------------------------------------------------------------
Yorkton Securities Inc.   200,000               $0.10                February 16, 1996

Mike J. Duff              91,600                $0.10                November 25, 1998

Casey J. O'Byrne          91,600                $0.10                November 25, 1998

Lionel A. Singleton       91,600                $0.10                November 25, 1998

Roger N. Gimby            91,600                $0.10                November 25, 1998

Damen Ng                  91,600                $0.10                November 25, 1998

     i. the minute book of Brocker contains complete and accurate minutes of all meetings of the directors and shareholders of Brocker held since its incorporation, all such meetings were duly called and held and all registers therein are complete and accurate;

     j. since the date of incorporation of Brocker there have been no amendments made to the By-laws or Articles of Incorporation of Brocker and there are no resolutions, special resolutions or other proceedings pending for any such amendment;

     k. the books and records of Brocker fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles consistently applied, the financial position of Brocker as at December 2, 1993 and all material financial transactions of Brocker have been accurately recorded in such books and records;

     l. the Brocker Financial Statements have been prepared in accordance with generally accepted accounting principles, and present fairly (i) the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of Brocker at the date thereof, and (ii) the results of its operations during the period covered by the Brocker Financial Statements, and the financial position of Brocker is now at least as good as that shown by or reflected in the Brocker Financial Statements provided that Brocker has completed its initial public offering pursuant to the March 4, 1994 prospectus and received $200,000 less commission and offering expenses;

     m. since incorporation the business of Brocker has been carried on in the usual and ordinary course and there has been no material adverse change in the affairs, business, prospects, operations or conditions of Brocker, financial or otherwise, howsoever arising other than the completion of the initial public offering and entering into this agreement;

     n. except for (i) liabilities which are disclosed, reflected or adequately provided for in the Brocker Financial Statements, or which need not be disclosed, reflected or adequately provided for in the Brocker Financial Statements under generally accepted accounting principles, and (ii) liabilities incurred in the ordinary course of business after the date of the Brocker Financial Statements, Brocker has no absolute or contingent liabilities which are material to its affairs, business, prospects, operations or condition, financial or otherwise;

     o. Brocker has duly and timely filed all tax returns required to be filed by it and has paid all taxes and assessments which are shown on such returns as due and payable by it and adequate provisions has been made for taxes payable for the current period for which tax returns are not yet required to be filed;

     p. Brocker has not (i) declared and paid or set aside for payment any dividend, whether in cash, shares or otherwise; (ii) reduced its stated capital in any manner or purchased, acquired, cancelled or redeemed, or agreed to purchase, acquire, cancel or redeem, any outstanding shares in its issued capital; or (iii) authorized or paid any bonus or similar payment to any employee, officer or director, and Brocker is not presently indebted to any of its present or former shareholders, directors or officers in any material respect;

     q. except as specifically disclosed to Classic in writing, there are no actions, suits or proceedings (whether or not purportedly on behalf of Brocker) and having or reasonably capable of having a material adverse effect on Brocker, outstanding, pending or threatened by or against or affecting Brocker at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality;

     r. Brocker has no wholly or partially owned subsidiary bodies corporate and no obligation to wholly or partially acquire the shares of any body corporate;

     s. Brocker is a Canadian resident for the purposes of the Income Tax Act (Canada), as amended, and a "Canadian" as defined in the Investment Canada Act (Canada), as amended;

     t. Brocker holds all licenses, authorizations and permits required by law in relation to the business carried on by Brocker and the business of Brocker is in compliance with all applicable laws;

     u. Except as disclosed in the final prospectus of Brocker dated March 4, 1994, Brocker is not a party to any contracts, leases, licenses or other agreements of any kind; and

     v. On the Closing, Brocker shall have liquid assets of not less than $200,000.

The recourse of the Classic Shareholders for any inaccuracy in any of the foregoing representations and warranties is expressly limited and restricted to the indemnity provided for in Section 3.5.

3.4  Survival

     The representations and warranties in Sections 3.1, 3.2 and 3.3 shall survive Closing, in accordance with the following provisions:

     a. the representations and warranties relating to tax liability shall, unless based upon any misrepresentation made or fraud committed in filing a return or supplying information for the purposes of the Income Tax Act (Canada), as amended, or any other legislation imposing tax, continue in full force and effect until the expiration of the last of the limitation periods contained in the Income Tax Act (Canada), as amended, and any other applicable legislation imposing tax, subsequent to the expiration of which an assessment, reassessment or other form or recognized document assessing liability for tax, interest or penalties thereunder for the period ended on the Closing Time cannot be issued;

     b. the representations and warranties relating to tax liability and based upon any misrepresentation made or fraud committed in filing a return or in supplying information for the purposes of the Income Tax Act (Canada), as amended, or any other legislation imposing tax shall continue in full force and effect and be unlimited as to duration; and

     c. the representations and warranties set forth in Section 3.1 and the remaining representations and warranties set forth in Sections 3.2 and
          3.3 shall continue in full force and effect for a period of one (1) year from the date hereof.

     After the applicable survival period specified in subsections 3.4(a) and 3.4(c), if no claim shall have been made hereunder prior to expiry of such survival periods against a party hereto with respect to any incorrectness in or breach of any representation or warranty contained herein, the party making the representation or warranty in this Agreement shall have not further liability hereunder with respect to any such representation or warranty.

3.5  Indemnity

     Brocker hereby agrees to indemnify and save harmless the Classic Shareholders and Classic, and the Classic Shareholders individually hereby agree to indemnify and save Brocker harmless from and against all losses, claims, actions, causes of action and liabilities, of any and all nature whatsoever, which the other may suffer, sustain or incur or which may be brought, made or asserted against the other as the result of any inaccuracy in any representation and warranty made in this Agreement by the indemnifying party, subject to the following limitations:

     a. there shall be no obligation to indemnify unless the total claim of Brocker, Classic, or the Classic Shareholders exceeds or could exceed $50,000;

     b. there shall be no obligation to indemnify in respect of a claim not made in writing both within:

          i.   the applicable survival period, if any, specified in Section 3.4;
               and

          ii. the period of 120 days from the date upon which the party claiming the indemnity first learned of the facts giving rise to the claim;

     c. the liability of Brocker to the Classic Shareholders under this section shall not, in the aggregate, exceed the product obtained by multiplying the number of Brocker Shares issued to the Classic Shareholders under this Agreement by $0.20 per share;

     d. the liability of the Classic Shareholders to Brocker under this section shall not, in the aggregate, exceed the product obtained by multiplying the number of Brocker Shares issued to the Classic Shareholders under this Agreement by $0.20 per share;

     e. the effect of an inaccuracy in any representation and warranty shall be assessed in the total context of this Agreement;

     f. Classic shall not be considered to be in breach of any representation and warranty concerning the assets or liabilities of Classic by reason of an inaccuracy in aggregate assets or aggregate liabilities which occurs in good faith and does not exceed $50,000; and

     g. Brocker shall not be considered to be in breach of any representation and warranty concerning the assets or liabilities of Brocker by reason of an inaccuracy in aggregate assets or aggregate liabilities which occurs in good faith and does not exeed $50,000.

3.6  Tax Information

     The parties shall provide each other with such assistance as may reasonably be requested by any of them in connection with the preparation of any return of taxes, any audit or other examination by any trading authority, or any judicial or administrative proceedings relating to liabilities for taxes arising out of this Agreement, and each will retain and, upon request of the other, provide the other with such records or information as is relevant to such return, audit or examination or proceedings. Such assistance shall include providing copies of any relevant returns of taxes and supporting work schedules. The party requesting assistance hereunder shall reimburse the other for reasonable out-of-pocket expenses incurred by the other in providing such assistance. Any party in possession of records or information relating to taxes shall retain such records and information for such time as may be prescribed by any relevant legislation.

3.7  Tax Assessments

     If any assessment or reassessment of income tax results or may result in making any representation and warranty in this Agreement inaccurate in any material respect, the party (and if more than one party, any on of them) making the representation and warranty may, at its or their expense, require the same to be contested in such manner and upon such basis as such party or parties may reasonably determine. All other parties shall offer all reasonable cooperation (but without the obligation to incur expense) as may be required in connection therewith.

                                    ARTICLE 4
                               PRE-CLOSING MATTERS

4.1  Preservation of Representations and Warranties

     Each of the parties shall, at all times up to and including the Closing Time, do or cause to be done all such acts and things as may be required to ensure the continued material accuracy of the representations and warranties made by it in Article 3.

4.2  Commitments

     Classic and Brocker respectively agree with each other that, except for commitments existing at the date of this Agreement and disclosed or referred to in this Agreement, they will not, between the date hereof and the Closing Time,
(i) undertake or make any absolute or contingent commitments or expenditures in the aggregate exceeding $50,000 in cash or cash equivalent, or (ii) in any way alienate or otherwise dispose of any of their respective assets or properties, unless the consent of the other is first obtained, such consent not to be unreasonably withheld.

4.3  Public Announcements

     Brocker and Classic shall consult with each other before any press release is issued or other public statement made with respect to this Agreement and the transactions provided hereby, and, except as may be required by law or pursuant to any listing agreement with any stock exchange, no such press release or public statement shall be issued or made without the prior consent of the other, such consent not to be unreasonably withheld.

4.4  Examination

     At all reasonable times up to the Closing Time, Classic and Brocker shall:

     a. permit the other to examine and inspect, in organized form, and to take extracts from, their respective books, records, accounts, data systems, and files; and

     b. furnish to the other such information relating to their respective attairs, businesses, prospects, operations, conditions and assets,

as may be reasonably requested from time to time and as they respectively have access to or control over. The rights under this section shall be extended to the respective representatives and professional advisors of Brocker and Classic.

                                    ARTICLE 5
                                     CLOSING

5.1  Conditions of Classic Shareholders

     The obligation of the Classic Shareholders to complete the transactions provided for in this Agreement is subject to the following conditions:

     a. the representations and warranties of Brocker in this Agreement shall be true and correct in all material respects as at the Closing Time;

     b. the board of directors of Brocker shall have authorized and approved this Agreement and all acts and things required to be performed on the part of Brocker hereunder;

     c. Brocker shall have complied with all obligations on its part under this Agreement required to be performed at or before the Closing Time;

     d. Receipt of a legal opinion from counsel to Brocker that all Alberta Stock Exchange and other regulatory requirements have been complied with, that all shareholder and other approvals required to complete the transaction have been obtained and that the Brocker Shares have been accepted for listing by the Alberta Stock Exchange; and

     e. The present directors of Brocker have agreed to sell their 2,583,000 common shares of Brocker to the Classic Shareholders;

     f.   No  challenge  is  made  under  the  Investment   Canada  Act  to  the
          transaction.

If any or all of the aforesaid conditions are not fulfilled, the Classic Shareholders may withdraw from this Agreement by notice to Brocker and in that event the Classic Shareholders shall be released from all obligations hereunder and Brocker shall also be released from all obligations hereunder in regard to the withdrawing Classic Shareholders. Notwithstanding the foregoing, the Classic Shareholders may by written instrument waive compliance with any of the said conditions, without prejudice to its rights of rescission in the event of non-fulfilment of any other condition or conditions.

5.2  Conditions of Brocker

     The obligations of Brocker to complete the transactions provided for in this Agreement is subject to the following conditions:

     a. the representations and warranties of Classic and the Classic Shareholders in this Agreement shall be true and correct in all material respects as at the Closing Time and the President of Classic shall provide a Certificate that the representation and warranties contained in Section 3.2 are true and correct at Closing Time;

     b. Classic and the Classic Shareholders shall have complied with all the obligations on their respective parts required to be performed at or before the Closing Time;

     c. the board of directors of Classic shall have approved of all matters contemplated by the transfer of the Classic Shares to Brocker, and all other acts and things shall have occurred as are necessary to give Brocker full status as owner of the Classic Shares, upon delivery to Brocker of the certificates therefor; and

     d. this Agreement shall have been executed by each party listed in Schedule "A" as owning shares in Classic.

If any or all of the aforesaid conditions are not fulfilled, Brocker may rescind this Agreement by notice to the Classic Shareholders, and in such event Brocker shall be released from all obligations hereunder. Unless the condition or conditions, the non-performance of which has given rise to rescission, were reasonably capable of being performed or caused to be performed by them, then the Classic Shareholders shall also be released from all obligations hereunder. Notwithstanding the foregoing, Brocker may waive by written instrument compliance with any of the said conditions, without prejudice to its right of rescission in the event of non-fulfilment of any other condition or conditions.

5.3  Mutual Conditions

     The obligations of all parties to complete the transactions provided for in this Agreement are subject to the conditions that:

     a. The Alberta Stock Exchange shall have approved this Agreement and the within contemplated transactions at or before the Closing Time;

     b. the shareholders of Brocker shall have approved this Agreement and the transactions contemplated hereunder and the acquisition of all the shares of Classic at a meeting of the shareholders of Brocker duly called and held in accordance with the provisions of Policy 4.11 and Circular No. 7;

     c. at or before the Closing Time, The Alberta Stock Exchange shall have agreed to list the Brocker Shares for trading upon release from escrow;

     d. all closing documentation tabled by or on behalf of the parties hereto shall be mutually satisfactory to counsel acting for each of the Classic Shareholders and Brocker.

Brocker alone shall bear the cost and expense of obtaining fulfilment of the conditions set forth in paragraphs 5.3.a, b and c. above, and each of Classic and Brocker agrees to use their best efforts to achieve fulfilment of the said conditions. If any of the said conditions are not fulfilled by the Closing Time, this Agreement shall automatically terminate, with all parties released from liability hereunder.

5.4  Closing Obligations of Brocker

     At the Closing Time, Brocker shall:

     a. tender to the Classic Shareholders share certificates for the Brocker Shares to be issued to the Classic Shareholders in the numbers set forth in Schedule "A", such certificates to be in the form required by law and by the constating documents of Brocker provided however that such share certificates shall be delivered to the trustee of the Escrow Agreement to be held pursuant to the terms of the Escrow Agreement;

     b.   do or cause to be done all such acts and things as may be  required to
          give  the  Classic   Shareholders  full  status  as  owners  of  their
          respective Brocker Shares set forth in Schedule "A"; and

     c. execute and deliver to the Classic Shareholders an Escrow Agreement regarding the Brocker Shares in substantially the form as set out in Schedule "C"; and

     d. tender the regulations of the Brocker directors and such resolutions as may be required to permit the Classic Shareholders to appoint their nominees to the Board of Brocker.

5.5  ClosIng Obligations of Classic Shareholders

     At the Closing Time, the Classic Shareholders shall:

     a. tender to Brocker the share certificate or certificates for the Classic Shares owned by each of them, as set forth in Schedule "A", duly endorsed for transfer to Brocker;

     b. tender to Brocker a new share certificate registered in the name of Brocker for the Classic Shares owned by each of them as aforesaid, such share certificate to be in the form required by law and by the constating documents of Classic; and

     c. execute the Escrow Agreement delivered to the Classic Shareholders by Brocker as aforesaid, and deliver or cause the Escrow Agreement to be delivered to the trustee therein.

5.6  Closing Arrangements

     Closing shall take place at the Closing Time at the offices of Gregory R. Harris, Barrister and Solicitor, 1410, 1122 - 4th Street S.W., Calgary, Alberta T2R 1M1 or such other place as may be agreed upon by the parties.

                                    ARTICLE 6
                                 EFFECTIVE DATE

6.1 Notwithstanding the Closing Time or any other term herein the Effective Date of the sale shall be the date of Closing or such other date as accountants to Brocker shall advise.

                                    ARTICLE 7

                               GENERAL PROVISIONS

7.1  Headings

     The headings in this Agreement have been included solely for convenience of reference and shall not affect the interpretation of any of the provisions of this Agreement.

7.2  Gender and Number

     The provisions of this Agreement shall be read with all changes in gender and number as may be required by the context.

7.3  Waiver and Amendment

     This Agreement may only be amended by further written agreement executed and delivered by all parties. No waiver or consent by a party of or to any breach or default by another party shall be effective unless evidenced in writing, executed and delivered by the party so waiving or consenting. No such waiver or consent shall operate as a waiver of or consent to any further or other breach of default in relation to the same or any other provision of this Agreement.

7.4  Entirety of Agreement

     This Agreement contains the entire agreement among the parties with respect to the matters of agreement herein, and the parties acknowledge and agree that there are no oral or other written agreements, undertakings, promises, conditions, representations or warranties respecting the matters of agreement herein.

7.5  Severance

     If any provisions of this Agreement is judicially determined to be void, illegal or unenforceable, such provision shall be ineffective to the extent of such voidness, illegality or unenforceability, but without invalidating or affecting the validity or enforceability of any of the remaining provisions of this Agreement.

7.6  Arbitration

     In the event of a dispute the parties hereto each agree to arbitrate such matters pursuant to the terms of the Arbitration Act (Alberta) and agree to be bound to any decision thereof. The purpose of this clause is to avoid the cost and delays of legal proceedings in the courts of Alberta. Cost of the arbitrator shall be paid by the party losing the arbitration.

7.7  Proper Law and Jurisdiction of Adjudication and Trades

     This Agreement shall be construed in accordance with the laws of Alberta and the federal laws of Canada. Each of the parties hereto irrevocably attorns to the jurisdiction of the Courts of Alberta and consents that any dispute between them may be litigated in and adjudicated upon by any otherwise appropriate Court located in Alberta subject to section 7.6. Further, the parties hereto acknowledge and agree that the trades of the Classic Shares for Brocker Shares as contemplated herein will occur within Alberta.

7.8  Schedules

     The  following  schedules  are  attached  hereto  and  form a part  of this
Agreement:

     Schedule "A" - The Classic Shareholders
     Schedule "B" - Classic Financial Statements
     Schedule "C" - Escrow Agreement

7.9  Confidentiality

     Each party shall treat as confidential, shall not communicate to others and shall use its best efforts to prevent those within its employ and control from communicating to persons other than its solicitors, accountants, banker and other professional advisors prior to the Closing Time (and, if the transactions contemplated by this Agreement do not close for any reason whatsoever, subsequent to the Closing Time) all written information which it receives pursuant to or in relation to this Agreement and which is marked "confidential". The foregoing shall not apply to information which:

     a.   at the time of disclosure is in the public domain;

     b. becomes part of the public domain by publications or otherwise, through no act or omission on the part of the restricted party; or

     c. must be and is disclosed by requirement of law or pursuant to established policy or any listing agreement with any securities exchange.

7.10 Notices

     All notices and other communications required or permitted to or in relation to this Agreement shall be in writing and shall be:

     a. personally served upon the addressee (if an individual) or an officer or director of the addressee (if a body corporate), in which case such notice or other communication shall conclusively be deemed to have been given to the addressee at the time of such service; or

     b. sent by postage prepaid first class mail addressed to the addressee at the following respective addresses or to the fax numbers hereinafter se out:

          i.   For the Classic Shareholders:

               P.O. Box 175, Frances House,
               Sir William Place
               St. Peter Port, Guernsey,
               Channel Islands, GY1 4HQ

               fax: 0481 711353 / 715544

          ii.  For Classic:

               Duncan & Craig
               Barrister & Solicitors
               2800, 10060 Jasper Avenue
               Edmonton, Alberta TSJ 3V9

               Attention: Gordon Plewes

               fax: (403) 428-9683


          iii. For Brocker:

               Gregory R. Harris Professional Corporation
               1410, 1122 - 4th Street S.W.
               Calgary, Alberta T2R 1M1

               fax: (403) 265-6368

     in which case such notice or other communication shall conclusively be deemed to have been given to the addressee upon the same date as the fax transmission or if mailed, on the expiration of the 5th day (excluding Saturdays, Sundays and statutory holidays), free from interruption in the postal service, from the date of mailing. If the postal service is interrupted due to a strike, lockout or other cause, whether at the time of such mailing or during the said period of 5 days, service of such notice or other commnunication shall not be effective unless given in accordance with the provisions of paragraph 7.10.a. Any party may by notice in writing to the other parties change its address for service.

7.11 Prohibition on Assignment

     No party hereto may assign all or any part to the benefit of this Agreement.

7.12 Time of the Essence

     Time shall be of the essence in this Agreement.

7.13 Further Assurances

     A party shall, upon request of another party, execute and deliver or cause to be executed and delivered all such documents, deeds and other instruments of further assurance and do or cause to be done all such acts and things as may be reasonably necessary or advisable to implement and give full effect to the provisions of this Agreement.

7.14 Counterpart Execution

     This Agreement may be executed in counterpart and when each party has executed a counterpart, all counterparts shall constitute one agreement.

7.15 Effective Date

     Notwithstanding the date or dates upon which this Agreement is executed and delivered by the parties, this Agreement shall be effective among the parties as of and from the date first above written.

7.16 Enurement

     This Agreement shall enure to the benefit of and be binding upon the parties, the successors and permitted assigns of corporate parties and the heirs, executors, administrators, personal representatives, successors and assigns of individual parties.

7.17 Commission

     The parties hereto hereby represent and warrant to each other that there are no agent's or broker's commissions payable in respect of the within contemplated transaction.

     IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed and delivered.


BROCKER INVESTMENTS LTD.                     CLASSIC PORTRAITS AND DESIGN LTD.

per: /s/ [ILLEGIBLE]                         per: /s/ [ILLEGIBLE]
    ------------------------------               ----------------------------c/s

per: /s/ [ILLEGIBLE]
    ------------------------------c/s


TALGARTH LIMITED                             EDGEWELL LIMITED

per: /s/ [ILLEGIBLE]                         per: /s/ [ILLEGIBLE]
    ------------------------------               -------------------------------
     FIDSEC LIMITED                               FIDSEC LIMITED
     Secretary                                    Secretary

     /s/ [illegible]                              /s/ [illegible]
     -----------------------------                -----------------------------
     Authorised Signatory                         Authorised Signatory

                                  SCHEDULE "A"


                            The Classic Shareholders


Classic Shareholders                Classic Shares                Brocker Shares
--------------------                                              --------------
Talgarth Limited                          49                        1,715,000
Edgewell Limited                          51                        1,785,000

Totals                                   100                        3,500,000

                                  SCHEDULE "B"

                          Classic Financial Statements

                                  SCHEDULE "C"


                                     FORM A
                                Escrow Agreement

THIS AGREEMENT made in triplicate this ___ day of _______________________, 1994.

AMONG:

              BROCKER INVESTMENTS LTD.
              (herein called the "Issuer")

                                                               OF THE FIRST PART

                                     - AND -



              MONTREAL TRUST COMPANY OF CANADA
              (herein called the "Trustee")

                                                              OF THE SECOND PART


                                     - AND -

              TALGARTH LIMITED AND
              EDGEWELL LIMITED
              (herein called the "Security Holders")

                                                               OF THE THIRD PART


WHEREAS in furtherance of complying with the requirements of the Securities Act, Alberta Securities Commission Policy 4.11 and Alberta Stock Exchange Circular No. 7, the Security Holders are desirous of depositing in escrow certain securities in the Issuer owned or to be received by them;

AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

NOW THEREFORE this agreement witnesses that in consideration of the sum of ONE ($1.00) DOLLAR paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Security Holders jointly and severally covenant and agree with the Issuer and with the Trustee and the Issuer and the Trustee covenant and agree with the other and with the Security Holders jointly and severally as follows:

1. Where used in this agreement, or in any amendment or supplement hereto, unless the context otherwise requires, the following words and phrases shall have the meaning ascribed to them below:

     a.   "Major   Transaction"  shall  include  any  material   transaction  in
          accordance with the by-laws of The Alberta Stock Exchange, and a transaction whereby:

          1. the Issuer issues more than 25% of the number of its previously outstanding securities to acquire assets (other than cash) or securities of another issuer;

          ii. the Issuer enters into an arrangement, amalgamation, merger or reorganization with another issuer with Significant Assets other than cash, whereby the ratio of securities which are distributed to the two sets of security holders results in the security holders of the other issuer acquiring control of the resulting entity;

          iii. the Issuer acquires Significant Assets; or

          iv. the Issuer issues more than 25% of the number of its perviously outstanding securities for cash (a "Private Placement");

     b. "Significant Assets" means assets (other than cash) or securities of another issuer whereby the purchase price exceeds $200,000 or such lesser amount as is acceptable to the Exchange.

2. Each of the Security Holders hereby undertakes and agrees to deposit in escrow any securities of the Issuer which he has or may acquire pursuant to the first Major Transaction or pursuant to the exercise of any option granted to him by the Issuer pursuant to the first Major Transaction (including any replacement securities if and when issued) which securities are described in Schedule "A" attached to this agreement.

3. The Parties hereby agree that, subject to the provisions of paragraph 6 herein, the securities and the beneficial ownership of or any interest in them and the certificate representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the written consent of the Alberta Stock Exchange (hereinafter referred to as the "Exchange") given to the Trustee or except as may be required by reason of the death or bankruptcy of any Security Holder, in which cases the Trustee shall bold the said certificates subject to this agreement, for whatever person, or company shall be legally entitled to become the registered owner thereof.

4. The Security Holders direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing them and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation thereof except as provided in paragraph 6, without the written consent of the Exchange. The Trustee accepts the responsibilities placed on it by the agreement and agrees to perform them in accordance with the terms of this agreement and the written consents, orders or directions of the Exchange.

5. Any Security Holder applying to the Exchange for a consent for a transfer within escrow shall before applying give reasonable notice in writing of his intention to the Issuer and the Trustee.

6. The securities escrowed pursuant to this agreement shall be released from escrow as to one third thereof on each of the first, second and third anniversaries of the shareholder vote which approved the first Major Transaction, other than a Major Transaction that is a Private Placement.

7. A release from escrow of all or part of the escrowed securities shall terminate the agreement only in respect to those securities so released. For greater certainty this paragraph does not apply to securities transferred within escrow.

8. If during the period in which any of the securities are retained in escrow pursuant hereto, any dividend is received by the Trustee in respect of the escrowed securities, any such dividend shall be promptly paid or transferred to the respective Security Holders entitled thereto.

9. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

10. The Security Holders hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs and expenses which may be occasioned by reason of the Trustee's compliance in good faith with the terms hereof.

11. The Issuer hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services as trustee of this escrow.

12. If the Trustee should wish to resign, it shall give at least 6 months notice to the Issuer which may, with the written consent of the Exchange, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

13. The covenants of the Security Holders with the Issuer in this agreement are made with the Issuer both in its own right and as trustee for the holders from time to time of free securities in the Issuer, and may be enforced not only by the Issuer but also by any holder of free securities.

14. This agreement may be executed in several parts of the same form and the parts as so executed shall together constitute one original agreement and the parts, if more than one, shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

15. Wherever the singular or masculine is used, the same shall be construed to include the plural or feminine or neuter where the context so requires.

16. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the Issuer and Trustee have caused their respective corporate seals to be hereto affixed and the Security Holders have hereto set their respective hands and seals.

                                   BROCKER INVESTMENTS LTD.

                                   per: /s/ [ILLEGIBLE]
                                        -------------------------------------

                                   per: /s/ [ILLEGIBLE]
                                        -----------------------------------(c/s)

                                   MONTREAL TRUST COMPANY OF CANADA

                                   per:
                                        -------------------------------------


                                   per:
                                        -----------------------------------(c/s)

                                  SCHEDULE "A"

to agreement dated the 31st day of August, 1994

and made among Brocker Investments Ltd. therein called the "Issuer", Montreal Trust Company of Canada therein call the "Trustee", and some security holders of the Brocker Investments Ltd., therein called the "Security Holders".

Name of Security                           Number of Securities    Certificate Numbers of
Holders              Type of Securities    Escrowed                Securities Escrowed
-----------------------------------------------------------------------------------------
Talgarth Limited     Common                1,715,000
Edgewell Limited     Common                1,785,000

Minutes

                                EDGEWELL LIMITED


                    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS OF THE COMPANY HELD AT FRANCES HOUSE, SIR WILLIAM PLACE, ST PETER PORT, GUERNSEY ON 10 NOVEMBER 1994.

PRESENT             Mr J L Arklie
                    Mr I M Burns

CHAIRMAN            Mr J L Arklie was elected to the Chair.

MINUTES The Minutes of the previous Meeting had been circulated, approved and signed.

QUORUM The Chairman confirmed a quorum and declared the Meeting open.

SHARE EXCHANGE
AGREEMENT           The  Chairman   tabled  to  the  Meeting  a  Share  Exchange
                    Agreement  (the  Agreement)  made  effective as at 31 August
                    1994  between  Edgewell  Limited and  Talgarth  Limited (the
                    Classic Shareholders);  Classic Portraits and Design Limited
                    (Classic) and Brocker Investments Limited (Brocker) whereby the Classic Shareholders own the Classic shares as set in Schedule A of the Agreement and that Classic Shareholders and Brocker wish to effect the exchange of the Classic shares for Brocker shares upon the terms and conditions hereinafter set out in the Agreement

                    After due consideration and on a motion proposed and duly seconded, IT WAS RESOLVED that the company would approve and ratify the terms of the Agreement and that IT WAS FURTHER RESOLVED that the Common Seal of the Company be affixed to the document and that J L Arklie as Director and L N J Morris as Authorised Signatory of Fidsec Limited, Corporate Secretary, be authorised to sign the said Agreement.

ANY OTHER
BUSINESS:           There being no further  business  the  Meeting was  declared closed.



                    /s/ [ILLEGIBLE]
                    --------------------------------------
                    CHAIRMAN


{STAMP}

Minutes


                                TALGARTH LIMITED



                    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS OF THE COMPANY HELD AT FRANCES HOUSE, SIR WILLIAM PLACE, ST PETER PORT, GUERNSEY ON 10 NOVEMBER 1994

PRESENT             Mr J L Arklie
                    Mr I M Burns

CHAIRMAN            Mr I M Burns was elected to the Chair

MINUTES The Minutes of the previous Meeting had been circulated, approved and signed.

QUORUM The Chairman confirmed a quorum and declared the Meeting open.

SHARE EXCHANGE
AGREEMENT           The  Chairman   tabled  to  the  Meeting  a  Share  Exchange
                    Agreement  (the  Agreement)  made  effective as at 31 August
                    1994  between  Edgewell  Limited and  Talgarth  Limited (the
                    Classic Shareholders);  Classic Portraits and Design Limited
                    (Classic) and Brocker  Investments Limited (Brocker) whereby the Classic  Shareholders  own the Classic  shares as set in
                    Schedule   A  of  the   Agreement   and  that  the   Classic
                    Shareholders  and Brocker  wish to  effect the change of the
                    Classic   shares  for  Brocker  shares  upon  the  terms and
                    conditions hereinafter set out in the Agreement

                    After due consideration and on a motion proposed and duly seconded, IT WAS RESOLVED that the company would approve and ratify the terms of the Agreement and that IT WAS FURTHER RESOLVED that the Common Seal of the Company be affixed to the document and that I M Burns as Director and J F Thompson as Authorised Signatory of Fidsec Limited, Corporate Secretary, be authorised to sign the said Agreement.

ANY OTHER
BUSINESS:           There being no further  business  the  Meeting was  declared closed.



                    /s/ [ILLEGIBLE]
                    --------------------------------------
                    CHAIRMAN

{STAMP}